EV Traditional
Greater India
Fund

[GRAPHIC LOGO OMITTED: ARCHWAY]

Annual
Shareholder Report
December 31, 1996



To Shareholders

EV Traditional Greater India Fund had a total return of -7.62% during the year ended December 31, 1996. That performance resulted from a decline in net asset value per share from $6.56 on December 31, 1995 to $6.06 on December 31, 1996, and does not include the effect of the Fund's maximum applicable sales charge. In comparison, the Bombay Stock Exchange Index* -- an unmanaged index of 200 common stocks traded in the Indian markets -- had a return of -8.4% for the same period. The Fund's results mirrored a declining Indian market, pulled lower by a weak economy and fragmented political leadership.

In response to a slow economy, the Indian government unveils a new wave of reforms...

As 1996 drew to a close, the Indian government unveiled a series of economic proposals aimed at boosting the nation's economy. Among the proposals were measures that would make it easier for foreign companies to invest in joint ventures, bringing in badly needed capital to fund infrastructure-building. Another measure would speed up the timetable to fully covert the nation's currency, the rupee. That measure would further encourage foreign investment because it would enable companies to convert profits more easily into their own currency. The government also indicated it was reviewing the minimum corporate income tax, implemented in June, 1996.

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

And further measures to improve investor sentiment...

Supplementing the proposals aimed at the business community, the United Front government unveiled measures that should encourage individual investors. First, the government suggested capital gains tax exemptions on long-term investments -- those held longer than three years -- in state-run companies. In addition, the government will provide further tax incentives for private sector stock market investments. Finally, the government will consider allowing share repurchases by comp-anies. The ability to authorize share repurchases is intended to improve the financial flexibility of corporate managers and provide another way to improve shareholder values.

The tax incentives received warm initial reception from India's investors, as the Bombay Stock Exchange rose 5.4% on January 1, 1997, one of the largest one-day gains in that market's history. While these reforms are welcome news to investors, there are, naturally, many economic hurdles yet to clear. But we are encouraged by signs that the Indian government is responding to investor concerns, and we believe that India's vast potential will reward patient, long-term investors.

Sincerely,

/S/James B. Hawkes

James B. Hawkes
President
February 21, 1997

Footnote reads:
* It is not possible to invest directly in the Index.



Management Discussion: B.N. Manjunath

An interview with B.N. Manjunath, portfolio manager with Lloyd George Management, investment adviser to the South Asia Portfolio.

Q: Mr. Manjunath, 1996 was a very difficult year for the Indian market. What has caused the market decline?

A. The Indian market was beset by a variety of difficulties that created a hostile climate for investors. First, economic growth slowed somewhat from the pace set last year. While the economy generated GDP growth of 6.3% in 1995, it was hard-pressed to match that level in 1996. Industrial growth has slowed significantly, while import growth, a measure of the country's appetite for industrial input, has slowed to 5% versus a growth rate over 30% last year.

Second, interest rates have remained alarmingly high. The government waged an all-out war on inflation last year, which pushed inflation significantly lower. The government's major weapon in that fight, higher interest rates, may have contributed to the current economic slowdown, while creating negative sentiment among investors.

Third, the market has reflected a muddled political climate. The national elections in May, 1996 produced the ouster of the long-dominant Congress Party government in favor of a loosely tied coalition of 13 parties. The lack of a clear mandate created uncertainties for investors. Finally, the market has been weighed under by several large equity offerings. In the long run, these market offerings are strongly positive, as they represent an important part of the government's privatization campaign. However, in the short-term, they can exert supply pressures on the market as cash is diverted from other areas into the new offerings.

Together, these factors created a difficult backdrop for the Indian market in 1996.

[GRAPHIC OMITTED: PHOTO OF B.N. MANJUNATH]

Q: Do you see any cause for optimism?

A. Yes. Without minimizing the difficulties investors have endured in the past year, I definitely see cause for optimism. First, there are pockets of strength in the economy. Despite slow overall industrial output, the manufacturing sector has generated growth of 10%. In addition, the agricultural sector, on the strength of a very successful monsoon season, should produce a record 193 million tons of foodgrains and provide a boost to the economy in the second half of the fiscal year. Also, after suffering through very high interest rates, the broad money supply is likely to expand somewhat for the fiscal year. That is a very welcome sign. And finally, the current government, however fragmented by coalition politics, has made it abundantly clear that it is firmly committed to the path of economic reforms initiated by its predecessor.

[GRAPHIC OMITTED: 3 VERTICAL BAR CHARTS AND MAP OF INDIA]

First chart reads:
India maintains a fast pace
in GDP growth...

[PLOT POINTS:]

GDP Growth
      1992       5.2
      1993       3.9
      1994       6.2
      1995       6.3
      1996       6.6

Second chart reads:
With a steady rise in
foreign investment...

[PLOT POINTS:]

Foreign Inv.
      1992       350
      1993       600
      1994      1300
      1995      1990
      1996      2600

Third chart reads:
And a robust export market
for technology...

[PLOT POINTS:]

Export market
      1992       164
      1993       225
      1994       330
      1995       485
      1996       734

Q: Given the difficult market conditions, have you altered your investment approach?

A. Broadly speaking, we have continued to focus on good fundamentals and to search for good relative value. I think that has been a key to our outperforming the broad market averages. The Portfolio's country allocations at December 31, 1996 were: 85.9% of equity investments in India, 8.0% in Pakistan, 3.7% in Sri Lanka, and 2.4% in Bangladesh. Naturally, these allocations are subject to change. In tighter focus, we have shifted our sector emphasis somewhat in response to the weak economic environment. We were helped in that effort by having built up our cash position increasingly as the market environment deteriorated. That afforded us the opportunity to pick up attractive companies at sharply discounted price levels.

Generally, we have reduced the Portfolio's exposure to cyclical and commodity-related companies, while increasing our commitments to defensive areas. That meant divesting or reducing our investments in shipping, metals, cement and petrochemical producers, while adding to our investments in areas such as pharmaceuticals, which are characteristically less influenced by the economy, and telecommunications, which have benefited from the secular trend to upgrade the country's infrastructure.

Q: What companies have you favored?

A. Naturally, in a slow economy, earnings growth has been erratic. But there have been selected companies that have maintained strong earnings momentum. Examples of these companies included: Hoechst Marion Roussel, one of India's largest pharmaceutical companies; Hindustan Lever, a diversified consumer products company; and Larsen
& Toubro, India's largest engineering and construction company. These companies were among the Portfolio's largest holdings at December
31, and, despite the disappointing economy, achieved relatively strong profit growth.

Q: Could we take a closer look at some of those companies?

A. Certainly. Hoechst Marion Roussel is the Indian branch of the Germany-based power-house, Hoechst AG, and is interesting for several reasons. First, it is among the country's leading producers of pharmaceuticals, boasting several market-leading drugs. Second, as part of a major restructuring, Hoechst has spun off its agro-chemicals business in order to focus solely on pharmaceuticals. Finally, after completion of its merger with Roussel India, the company will have a 3.5% market share. In the first half of the fiscal year ending March 31, Hoechst saw 23.5% sales growth and a 30% surge in profits. Hindustan Lever produces personal products such as soaps, detergents, and chemicals, as well as garments and footwear. With the rise in the standard of living that has accompanied economic reforms, Indian consumer demand for personal care products has risen sharply, posting double digit growth in recent years. As a leading provider of these products, Hindustan Lever saw earnings rise 23% in 1996.

[GRAPHIC PIE CHART OMITTED: THE PORTFOLIO'S COMMON STOCK INVESTMENTS]

The Portfolio's common stock investments

Pakistan                  8.0%

Sri Lanka                 3.7%

Bangladesh                2.4%

India                    85.9%

Footnote reads:
Based on market value as of December 31, 1996, excluding cash or fixed income securities. Because the portfolio is actively managed, country allocations are subject to change.

In addition to being India's dominant engineering and construction company, Larsen & Toubro manufactures collateral products such as cement and earth-moving equipment. With its wide reach across the infrastructure sectors, Toubro is working on turnkey projects involved in the electric utility and petrochemical industries. The company is one of the major beneficiaries of India's massive infrastructure-building campaign and anticipates earnings growth of 25% in 1997.

Q: Pakistan remains the Portfolio's second largest holding. What is your outlook for that market?

A. Pakistan has suffered from political instability and nagging inflation worries. The Karachi Stock Exchange Index (KSE) fell 10.4% in 1996 as investors focused on the continuing fractious political climate. Meanwhile, inflation remained high, while the Pakistani rupee was devalued 19% and foreign reserves shrank to $800 million. Finally, the failure of Pakistan's cotton crop was a major disappointment for a market in which roughly one-quarter of listed companies are textile producers. Because of these difficulties, we limited our exposure to well recognized, large-cap companies with a relatively reliable earnings outlook. Pakistan Telecom, with its monopoly on all fixed-line telecom services, remains the Portfolio's largest holding in Pakistan.

From a valuation standpoint, the Pakistan market is the cheapest market in the region, selling at only 8-to-9 times earnings. If the country were to find a more stable political formula, it's possible that a recovery might take hold. For the time being, however, we remain cautious.

Recent News from India:

(bullet) TVS Suzuki - One of India's largest automotive parts manufacturers and a holding of the Portfolio, TVS Suzuki has formed a venture with Unipart of the U.K. under which auto components will be marketed throughout Europe. TVS already includes General Motors, Nissan, and Mercedes-Benz among its customers.

(bullet) NASCOM - India enjoys an increasingly important profile in the $300 billion global software business. According to the National
Association of Software and Service Companies ( NASCOM), India's low cost structure and ample expertise have helped it post 30% annual export growth.

(bullet) Indian Hotels, Ltd. - One of India's leading hotel companies and a large investment of the Portfolio, Indian Hotels announced strong profit growth for 1996. Luxury hotels have reported occupancy rates of 80% and benefited from a shortage of quality rooms to serve the strong demand from foreign institutional investors.

Q: You mentioned the Indian government's privatization plans. Of what significance is that to the Indian economy?

A. It has enormous consequences for the economy, in the long-term as well as the near-term. In the short-term, the proceeds of these sales may be used to pare the national deficit. In the longer-term, it's likely that privatization will result in more effective enterprises, a better quality of goods and services, and an enhanced stream of tax revenues for the government. The Indian government announced plans to sell 7% of Videsh Sanchar Nigam, a large telecom company, and 5% of Indian Oil Company, a large energy provider, sometime early in 1997. While the pricing has not yet been determined, it's expected that the combined proceeds of the sales will be in the $400 million range. The proceeds will be directed to reduce the nation's fiscal deficit.
Last year, the deficit was around 5.9% of GDP. The government's aim, ambitious in light of the economic slowdown, is to reduce that to 5% for 1996. Privatization is sure to play a large role in those efforts.

Q: What do you see in the year ahead for the Greater India markets?

A. Clearly, the large market declines of the past two years have tested the patience of Indian investors. And just as apparent, the turnaround in the economy is likely to take a while. But, given the recent cuts in interest rates, we are likely to see an improvement in consumer demand in the coming year. And the year-end announcement by the government of tax and investment incentives should help improve investor sentiment.

Moreover, we believe that the future of India remains very promising. The Bombay Stock Exchange Index continues to trade at valuations well below other markets in the Asia region and at roughly half the U.S. market. And given the two-year underperformance of the market and the fact that the companies in the Portfolio have an average earnings growth rate of 20%, we continue to believe that the market will,over time, recognize these growth characteristics. Naturally, there's no guarantee of future performance. But with extremely attractive valuations in selected Indian companies, we believe that the India market remains a compelling investment alternative.



[GRAPHIC WORM CHART OMITTED: COMPARISON OF CHANGE IN VALUE OF A
$10,000 INVESTMENT IN EV TRADITIONAL GREATER INDIA FUND AND THE BOMBAY STOCK EXCHANGE INDEX]

From May 31, 1994, through December 31, 1996


Inset box info reads:

AVERAGE ANNUAL                 1          Life        Value at
  RETURNS                     Year      of Fund*      12/31/96
--------------------------------------------------------------
With Max. Sales Charge       -12.1%     -18.6%         $5,766
--------------------------------------------------------------
Without Max. Sales Ch.        -7.6%     -17.1%         $6,054
--------------------------------------------------------------

[PLOT POINTS]

Date           Fund/NAV      Fund w/ CDSC         Bombay
--------------------------------------------------------
5/31/94         $10,000            $9,524        $10,000
6/30/94         $10,090            $9,610        $10,566
7/31/94         $10,280            $9,791        $10,806
8/31/94         $11,359           $10,818        $11,624
9/30/94         $10,649           $10,143        $11,118
10/31/94        $10,609           $10,105        $11,021
11/30/94        $10,410            $9,914        $10,676
12/31/94         $9,840            $9,372        $10,163
1/31/95          $9,091            $8,658         $9,475
2/28/95          $8,561            $8,154         $9,030
3/31/95          $8,372            $7,973         $8,742
4/30/95          $7,792            $7,422         $8,307
5/31/95          $8,092            $7,707         $8,504
6/30/95          $8,112            $7,726         $8,335
7/31/95          $8,312            $7,916         $8,706
8/31/95          $7,932            $7,555         $8,259
9/30/95          $7,532            $7,174         $7,996
10/31/95         $7,103            $6,765         $7,775
11/30/95         $6,234            $5,937         $6,725
12/31/95         $6,553            $6,242         $6,960
1/31/96          $6,254            $5,956         $6,306
2/28/96          $7,013            $6,679         $7,743
3/31/96          $7,103            $6,765         $7,529
4/30/96          $7,772            $7,402         $8,536
5/31/96          $7,762            $7,393         $8,279
6/30/96          $7,792            $7,422         $8,481
7/31/96          $7,073            $6,736         $7,757
8/31/96          $6,953            $6,622         $7,613
9/30/96          $6,344            $6,042         $7,090
10/31/96         $6,104            $5,814         $6,770
11/30/96         $5,894            $5,614         $6,149
12/31/96         $6,054            $5,766         $6,378

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Towers Data Systems, Bethesda, MD. * Investment operations commenced on 5/2/94. + Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

Fund performance

In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Traditional Greater India Fund, and the unmanaged Bombay Stock Exchange Index.

Total return figures

The solid red line on the chart represents the Fund's performance at net asset value. The total return figure reflects Fund expenses and transaction costs, and includes the Fund's 4.75 percent maximum current sales charge. The dotted red line represents the performance of the Fund, including maximum sales charge.

The black line represents the performance of the Bombay Stock Exchange Index, a broad-based, widely recognized unmanaged index of common stocks traded in India. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.



EV Traditional Greater India Fund
Financial Statements


Statement of Assets and Liabilities
December 31, 1996

Assets:
Investment in South Asia Portfolio, at value (Note 1A)
(identified cost, $ 30,507,725)                                                                  $ 27,665,468
Receivable for Fund shares sold                                                                        50,228
Deferred organization expenses (Note 1D)                                                               34,411
                                                                                               --------------
Total assets                                                                                     $ 27,750,107

Liabilities:
Payable for Fund shares redeemed                                           $     41,931
Payable to affiliate --
Trustees' fees                                                                       43
Accrued expenses                                                                  7,379
                                                                         --------------
Total liabilities                                                                                      49,353
                                                                                               --------------

Net Assets for 4,568,074 shares of beneficial interest outstanding                               $ 27,700,754
                                                                                               ==============

Sources of Net Assets:
Paid-in capital                                                                                  $ 34,464,725
Accumulated net realized loss from Portfolio
(computed on the basis of identified cost)                                                         (3,903,404)
Accumulated net investment loss                                                                       (18,310)
Unrealized depreciation of investments from Portfolio
(computed on the basis of identified cost)                                                         (2,842,257)
                                                                                               --------------
Total                                                                                            $ 27,700,754
                                                                                               ==============

Net Asset Value and Redemption Price Per Share
($27,700,754 (divided by) 4,568,074 shares of beneficial interest)                                      $6.06
                                                                                                        =====

Computation of Offering Price:
Offering price per share (100 (divided by) 95.25 of $6.06).                                             $6.36
                                                                                                        =====

On sales of $100,000 or more, the offering price is reduced.

See notes to financial statements





Statement of Operations
For the Year Ended December 31, 1996

Investment Income (Loss) (Note 1B):
Dividend income allocated from Portfolio (net of foreign taxes, $74,982)                       $     335,482
Interest income allocated from Portfolio                                                               1,038
Expenses allocated from Portfolio                                                                   (390,545)
                                                                                              --------------
Net investment loss from Portfolio                                                             $     (54,025)

Expenses --
Management fee (Note 2)                                                      $      75,652
Compensation of Trustees not members of the
Administrator's organization                                                           161
Distribution fee (Note 6)                                                          151,240
Printing and postage                                                                34,783
Transfer agent fees                                                                 28,930
Registration fees                                                                   25,062
Amortization of organization expenses (Note 1D)                                     14,816
Legal and accounting services                                                       10,118
Custodian fee                                                                        2,605
Miscellaneous                                                                        6,079
                                                                            --------------
Total expenses                                                                                       349,446
                                                                                              --------------
Net investment loss                                                                            $    (403,471)
                                                                                              --------------
Realized and Unrealized Gain (Loss):
Net realized loss from Portfolio --
Investments (identified cost basis)                                          $  (1,513,206)
Foreign currency                                                                  (552,335)
                                                                            --------------
Net realized loss                                                                              $  (2,065,541)
Change in unrealized appreciation (depreciation)                                                   1,298,616
                                                                                              --------------
Net realized and unrealized loss                                                               $    (766,925)
                                                                                              --------------
Net decrease in net assets from operations                                                     $  (1,170,396)
                                                                                              ==============

See notes to financial statements





Statements of Changes in Net Assets

                                                                                     Year Ended December 31,
                                                                           --------------------------------------
                                                                                     1996                1995
                                                                           ------------------    ----------------
Increase (Decrease) in Net Assets:
From operations --
Net investment loss                                                            $     (403,471)     $     (244,409)
Net realized loss                                                                  (2,065,541)         (2,416,262)
Change in unrealized appreciation (depreciation)                                    1,298,616          (2,956,134)
                                                                               --------------      --------------
Decrease in net assets from operations                                         $   (1,170,396)     $   (5,616,805)
                                                                               --------------      --------------
Transactions in shares of beneficial interest (Note 3) --
Proceeds from sale of shares                                                   $   45,789,050      $   13,462,880
Cost of shares redeemed                                                           (32,918,278)         (9,766,956)
                                                                               --------------      --------------
Increase in net assets from Fund share transactions                            $   12,870,772      $    3,695,924
                                                                               --------------      --------------
Net increase (decrease) in net assets                                          $   11,700,376      $   (1,920,881)

Net Assets:
At beginning of year                                                               16,000,378          17,921,259
                                                                               --------------      --------------
At end of year, including accumulated net investment loss of
$18,310 and $0, respectively                                                   $   27,700,754      $   16,000,378
                                                                               ==============      ==============

See notes to financial statements





Statement of Cash Flows
For the Year Ended December 31,1996

Increase (Decrease) in Cash:
Cash Flows From (For) Operating Activities --
Purchase of interests in South Asia Portfolio                          $   (45,816,710)
Withdrawal of interests in South Asia Portfolio                             33,343,939
Operating expenses paid                                                       (332,010)
                                                                       ---------------
Net cash used for operating activities                                 $   (12,804,781)
                                                                       ---------------

Cash Flows From (For) Financing Activities --
Proceeds from shares sold                                              $    45,816,710
Payments for shares redeemed                                               (33,011,929)
                                                                       ---------------
Net cash provided from financing activities                            $    12,804,781
                                                                       ---------------
Net increase in cash                                                   $            --

Cash at Beginning of Period                                                         --
                                                                       ---------------

Cash at End of Period                                                  $            --
                                                                       ===============

Reconciliation of Net Increase in Net Assets From
Operations to Net Cash From Operating Activities:

Net decrease in net assets from operations                             $    (1,170,396)
Decrease in deferred organization expense                                       14,816
Increase in accrued expenses and other liabilities                               2,619
Net increase in investments                                                (11,651,820)
                                                                       ---------------
Net cash used for operating activities                                 $   (12,804,781)
                                                                       ===============

See notes to financial statements





Financial Highlights

                                                                          Year Ended December 31,
                                                             --------------------------------------------
                                                                 1996              1995           1994*
                                                             ----------        ----------      ----------
Net asset value -- Beginning of year                           $  6.560          $  9.850       $  10.000
                                                               --------          --------        --------
Loss from operations:
Net investment loss                                            $ (0.092)++       $ (0.083)       $ (0.070)
Net realized and unrealized loss                                 (0.408)           (3.207)         (0.080)
                                                               --------          --------        --------
Total loss from operations                                     $ (0.500)         $ (3.290)       $ (0.150)
                                                               --------          --------        --------
Net asset value -- End of year                                 $  6.060          $  6.560        $  9.850
                                                               ========          ========        ========
Total Return (2)                                                  (7.62%)          (33.40%)         (1.50%)

Ratios/Supplemental Data:
Net assets, end of year (000 omitted)                          $ 27,701          $ 16,000         $17,921
Ratio of net expenses to average net assets (1)(3)                 2.67%             3.24%           2.46%+
Ratio of net expenses to average net assets after
  custodian fee reduction (1)                                      2.44%             2.83%             --
Ratio of net investment loss to average net assets                (1.33%)           (1.64%)         (1.34%)+

  + Annualized.

++ Computed using average shares outstanding.

(1) Includes the Fund's share of South Asia Portfolio's allocated expenses.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

(3) The expense ratios for the years ended December 31, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers as well as its share of the Portfolio's. The expense ratio for the period ended December 31, 1994 was not adjusted to reflect this change.

 * For the period from the start of business, May 2, 1994, to December 31, 1994.

See notes to financial statements




Notes to Financial Statements


(1) Significant Accounting Policies

EV Traditional Greater India Fund (the Fund) is a mutual fund seeking long-term capital appreciation through the purchase of an interest in a separate investment company which invests primarily in equity securities of companies in India and surrounding countries of the Indian subcontinent. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in South Asia Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (26.6% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Fund, for federal income tax purposes had a capital loss carryover of $3,827,347 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2002 ($4,513), December 31, 2003 ($2,101,583) and December 31, 2004
($1,721,251). Additionally, at December 31, 1996, net capital losses of $92,968 and net currency losses of $18,310 attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's next taxable year.

D. Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other -- Investment transactions are accounted for on a trade date basis.

(2) Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 1996 the fee was equivalent to 0.25% (annualized) of the Fund's average net assets for such period and amounted to $75,652. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Eaton Vance Distributors, Inc., (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $68,800 as its portion of the sales charge on sales of Fund shares for the year ended December 31, 1996.

Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                     Year Ended
                                                     December 31,
                                              ------------------------
                                                   1996       1995
                                               ----------  ----------
Sales                                           6,775,361   1,891,376
Redemptions                                    (4,647,378) (1,270,892)
                                               ----------  ----------
     Net increase                               2,127,983     620,484
                                               ==========  ==========

(4) Distributions to Shareholders

It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct and allocated expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the year ended December 31, 1996, $385,161 was reclassified from accumulated net investment loss to paid-in capital due to permanent differences between book and tax accounting for operating losses. Additionally, $530,286 was reclassified from accumulated net realized loss from Portfolio to paid-in capital due to permanent differences between book and tax accounting for capital losses. Net investment loss, net realized loss and net assets were unaffected by these reclassifications.

(5) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1996 aggregated $45,816,710 and $33,343,939, respectively.

(6) Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc.
(EVD) a monthly distribution fee equal, on an annual basis, to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. During the year ended December 31, 1996 the Fund paid distribution fees to EVD aggregating $132,041 representing 0.44% (annualized) of average daily net assets. The Plan also provides that the Fund will pay a quarterly service fee to EVD in an amount equal, on an annual basis, to 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Such payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended December 31, 1996 the Fund paid or accrued an aggregate of $19,199, representing 0.06% of average daily net assets, as service fees under the Plan. EVD may pay up to the entire amount of the service fees to authorized firms through which the Fund's shares are distributed.



Independent Auditors' Report

To the Trustees and Shareholders of
Eaton Vance Special Investment Trust:

We have audited the accompanying statement of assets and liabilities of EV Traditional Greater India Fund (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 1996, the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years ended December 31, 1996 and 1995 and the financial highlights for the two years ended December 31, 1996 and 1995 and the period from the start of business, May 2, 1994, to December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Traditional Greater India Fund series of the Eaton Vance Special Investment Trust at December 31, 1996, the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                 DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 7, 1997



South Asia Portfolio
Portfolio of Investments
December 31, 1996



Common Stocks -- 97.55%

                                                                                       Shares               Value
-----------------------------------------------------------------------------------------------------------------
Bangladesh -- 2.31%
Pharmaceuticals -- 0.38%
Square Pharmaceuticals Ltd.                                                            10,780            $394,997
Generic drug manufacturer
                                                                                                   --------------
Textiles -- 1.93%
Apex Spinning & Knitting                                                               48,000            $370,578
Cotton spinning mill
Apex Tannery Ltd                                                                       35,000             964,021
Leather tanning and processing
Monno Fabrics                                                                         113,000             669,668
Integrated textile mill
                                                                                                     ------------
                                                                                                       $2,004,267
                                                                                                     ------------
Total Bangladesh (identified cost, $1,594,191)                                                         $2,399,264
                                                                                                     ------------
India -- 83.96%
Automotive -- 17.69%
Bajaj Auto Ltd. (2)                                                                   162,400          $4,057,167
World's second largest motorcycle, moped & scooter manufacturer
Mahindra & Mahindra                                                                   370,666           3,311,421
Mahindra & Mahindra GDR                                                               221,668           2,604,599
Major manufacturer of utility vehicles & tractors
Tata Engineering & Locomotive GDR                                                     510,262           5,421,534
Manufacturer of heavy, medium & light commercial vehicles
T.V.S. Suzuki (2)                                                                     228,550           2,013,409
India's second largest motorcycle, moped & scooter manufacturer
Motor Industries                                                                        6,150             978,507
Subsidiary of Robert Bosch (Germany). Major manufacturer of auto components
                                                                                                     ------------
                                                                                                      $18,386,637
                                                                                                     ------------
Banking -- 8.23%
Karur Vysya Bank (2)                                                                  164,500            $877,027
Private sector retail bank
Oriental Bank of Commerce (2)                                                       1,201,200           2,606,931
Public sector retail bank
State Bank of India (2)                                                               642,800           4,203,096
State Bank of India GDR                                                                50,000             868,500
Largest commercial bank in India with over 8,000 branches
                                                                                                     ------------
                                                                                                       $8,555,554
                                                                                                     ------------
Chemicals -- 1.95%
Hoechst Schering Agrevo Ltd.                                                           33,700            $555,944
Agrochemical & pesticide manufacturer
Indian Petrochemicals Corp. (2)                                                       150,000             491,975
Major producer of polymers & chemical intermediates
Tata Chemicals                                                                          6,449              30,287
Diversified company manufacturing soda ash, caustic soda & fertilizers
Zuari Agrochemicals (2)                                                               126,000             946,099
Producer of fertilizers & cement
                                                                                                     ------------
                                                                                                       $2,024,305
                                                                                                     ------------
Conglomerate -- 9.32%
Indian Rayon & Industries Ltd. GDR                                                    195,000          $1,657,500
Indian Rayon & Industries Ltd. (2)                                                     23,300             193,164
Diversified company with interests in cement, textiles, rayon and carbon black
Larsen & Toubro Ltd. (2)                                                              536,650           3,325,507
Larsen & Toubro Ltd. GDR                                                              188,700           2,750,303
Diversified company with interests in engineering, construction, cement, and switchgears
Ramco Industries Ltd. (2)                                                              69,050           1,611,327
Diversified company with interests in building materials,
textiles and computer software
S & S Industries & Enterprise (2)                                                       4,500               1,005
Diversified company with interests in environmental engineering, edible oils and aquaculture
Triveni Engineering (2)                                                               127,234             143,127
Manufacturer of sugar, sugar machinery and turbines
                                                                                                     ------------
                                                                                                       $9,681,933
                                                                                                     ------------
Construction Materials -- 4.10%
Asian Paints (India) Ltd. (2)                                                         116,800            $938,964
Leading producer of decorative paints
Associated Cement Cos. Ltd. (2)                                                        34,636           1,185,310
Manufacturer of cement
Gujarat Ambuja Cements GDR                                                            220,000           1,892,000
Manufacturer of cement
Murudeshwar Ceramics Ltd. (2)                                                         318,240             248,729
Manufacturer of glazed ceramic wall and floor tiles
                                                                                                     ------------
                                                                                                       $4,265,003
                                                                                                     ------------
Construction -- 0.25%
Alacrity Housing Ltd.                                                                 321,000             $94,530
Construction & sale of residential housing
Nagarjuna Construction                                                                112,500             162,509
Construction activities in the infrastructure and housing sectors
                                                                                                     ------------
                                                                                                         $257,039
                                                                                                     ------------
Energy -- 0.02%
Hindustan Petroleum Corp. (2)                                                           2,600             $24,603
India's second largest petroleum refining company
                                                                                                     ------------
Energy Equipment & Services -- 5.80%
Asea Brown Boveri (India) Ltd. (2)                                                     40,000            $646,476
Indian subsidiary of Swedish-Swiss electrical power equipment manufacturer
KEC International Ltd.                                                                140,200             217,589
Asia's largest manufacturer of tranmission towers
Thermax Limited (2)                                                                   552,200           5,162,087
Conglomerate with interests in energy, environment & chemicals, manufacturing of industrial boilers, heat and pollution control equipment
                                                                                                     ------------
                                                                                                       $6,026,152
                                                                                                     ------------
Farm Equipment -- 0.77%
VST Tillers (2)                                                                        94,200            $132,130
Manufacturer of power tillers, harvesters and small tractors
Punjab Tractors Limited (2)                                                            56,400             648,620
Manufacturer of tractors
                                                                                                     ------------
                                                                                                         $780,750
                                                                                                     ------------
Financial Services -- 0.88%
Indus Credit & Invest. Corp. (2)                                                       49,250             $85,234
One of India's largest development finance institutions
with assets over $7.39 billion
Kotak Mahindra Finance Ltd. (2)                                                       403,600             833,675
Receivables discounting and consumer finance
                                                                                                     ------------
                                                                                                         $918,909
                                                                                                     ------------
Food & Household Products -- 0.02%
Enkay Texofood Industries Ltd. (2)                                                     51,786             $25,875
Manufacturer of synthetic yarn and processed foods
                                                                                                     ------------
Forest Products & Paper -- 0.42%
Tamil Nadu Newsprint and Paper (2)                                                    241,500            $438,846
Manufacturer of paper
                                                                                                     ------------
Health & Personal Care Products -- 12.61%
Glaxo (India) Ltd. (2)                                                                161,750          $1,155,841
Largest pharmaceutical manufacturer in India
Hindustan Lever Ltd. (2)                                                              280,350           6,182,177
Subsidiary of Unilever, manufacturer of soap, detergents,
personal care products and processed foods
Hoechst Marion Roussel Ltd. (2)                                                       516,950           4,357,820
Fourth largest pharmaceutical manufacturer in India
Orchid Chemicals & Pharmaceuticals (2)                                                409,600           1,413,163
Manufacturer and exporter of "cephalosporin" range of antibiotics
                                                                                                     ------------
                                                                                                      $13,109,001
                                                                                                     ------------
Industrial components -- 0.00%
IFB Industries Ltd. (2)                                                                    50                 $62
Manufacturer of high precision engineering tools and domestic appliances
                                                                                                     ------------
Leisure & Tourism -- 2.95%
Hotel Leela Venture Ltd. (2)                                                              750              $2,131
Hotel Leela Venture (wts) (1) (3)                                                         340                 460
Operates hotels & beach resort in Bombay & Goa
Indian Hotels Co. Ltd. (2)                                                            111,250           2,159,011
Indian Hotels Co. Ltd. GDR                                                             35,850             907,363
India's largest hotel company
                                                                                                     ------------
                                                                                                       $3,068,965
                                                                                                     ------------
Machinery -- 0.25%
TTG Industries Ltd.                                                                   142,600            $181,111
Engineers pollution control and wind energy equipment
Otis Elevator (India) Ltd.                                                             10,150              77,488
                                                                                                     ------------
Manufactures, installs and services various types of elevators,
escalators and travolators                                                                               $258,599
                                                                                                     ------------
Metals -- 6.13%
Bellary Steels & Alloys (2)                                                           310,000            $121,577
Integrated private sector steel manufacturer
Essar Steel Ltd. (2)                                                                      705                 399
Manufacturer of sponge iron & hot rolled coils
Hindalco Industries Ltd. GDR                                                          202,500           4,986,562
India's second largest integrated aluminum producer
Tata Iron & Steel (2)                                                                   9,000              42,105
India's largest private sector steel manufacturer
Sterlite Industries (India) (2)                                                       217,800           1,221,990
India's only private sector copper manufacturer
                                                                                                     ------------
                                                                                                       $6,372,633
                                                                                                     ------------
Miscellaneous Materials & Commodities -- 0.48%
Flex Industries (2)                                                                       400                $893
Flex Industries (wts)                                                                   4,274               8,351
Manufacturer of packaging materials
Usha Beltron Ltd. GDR                                                                 108,450             189,787
Manufacturer of telecommunications cable
Thiru Arooran Sugars (2)                                                                  500               1,186
Manufacturer of sugar and industrial alcohol
Paper Products Ltd. Primary                                                            50,000             164,759
Paper Products Ltd. (wts) (1)                                                          12,500              41,190
Manufacturer of packaging materials
Rubber Products (2)                                                                   132,000              48,821
Manufacturer of various industrial rubber goods
Shaan Interwell (India)                                                               112,700              39,795
Manufacturer of corrugated boxes
                                                                                                     ------------
                                                                                                         $494,782
                                                                                                     ------------
Software -- 1.77%
Infosys Technologies Ltd.                                                              85,500          $1,837,683
Producer of specialized software for banking and retail sectors
                                                                                                     ------------
Telecommunications -- 10.14%
Himachal Futuristic Communications (2)                                                 23,460             $10,903
Telecommunications equipment producer
Videsh Sanchar Nigam Ltd.                                                             202,000           5,356,595
India's monopoly international telephone service provider
Mahanger Telephone Nigam Ltd. (2)                                                     805,800           5,173,314
Government owned monopoly, provider of telephone services to Bombay & Delhi
                                                                                                     ------------
                                                                                                      $10,540,812
                                                                                                     ------------
Transportation -- 0.00%
GE Shipping (2)                                                                         7,200              $7,034
Diversified company with interests in shipping and property development
                                                                                                     ------------
Total India (identified cost, $96,880,828)                                                            $87,075,177
                                                                                                     ------------
PAKISTAN -- 7.85%
Chemicals -- 1.23%
Engro Chemical Pakistan Ltd. (2)                                                      130,200            $436,925
Second largest fertilizer producer in Pakistan
Fauji Fertilizer                                                                      500,000             842,068
Largest fertilizer producer in Pakistan
                                                                                                     ------------
                                                                                                       $1,278,993
                                                                                                     ------------
Energy -- 2.60%
Karachi Electric Supply Co. (2)                                                     1,030,040            $481,869
Electric Distributor for Karachi
Pakistan State Oil Co. Ltd. (2)                                                       343,953           2,222,654
National fuel oil and gasoline distributor
                                                                                                     ------------
                                                                                                       $2,704,523
                                                                                                     ------------
Insurance -- 0.82%
Adamjee Insurance Co. (2)                                                             392,750            $854,978
Leading supplier of general insurance in Pakistan
                                                                                                     ------------
Pharmaceuticals -- 0.11%
Searle Pakistan                                                                       158,078            $114,378
Pakistan unit of multi-national pharmaceutical company
                                                                                                     ------------
Textiles -- 0.09%
Nishat Chunian Ltd. (2)                                                               306,000             $91,617
Textile spinning mill
                                                                                                     ------------
Telecommunications -- 3.00%
Pakistan Telecommunications GDR                                                        50,250          $3,115,500
National domestic and long distance telephone company
                                                                                                     ------------
Total Pakistan (identified cost, $11,763,980)                                                          $8,159,989
                                                                                                     ------------
SRI LANKA -- 3.60%
Banking -- 1.06%
Development Finance Corporation                                                       160,733            $722,491
Development finance corporation responsible for long-term finance
National Development Bank                                                              78,900             271,206
Development finance corporation responsible for long-term finance
Sampath Bank                                                                          136,000             110,277
One of the four largest commercial banks in Sri Lanka
                                                                                                     ------------
                                                                                                       $1,103,974
                                                                                                     ------------
Conglomerates -- 2.39%
John Keells Holdings                                                                  287,357            $994,074
John Keells Holdings GDR                                                              118,857             802,285
Diversified group in hotels, office equipment and general trade
Hayleys Ltd.                                                                          216,026             685,434
Diversified group in transportation, chemicals, agriculture and electronics
                                                                                                     ------------
                                                                                                       $2,481,793
                                                                                                     ------------

Ceramics -- 0.15%
Royal Ceramic Lanka Ltd.                                                              344,900            $155,032
Manufacturer of heavy duty ceramic floor tile
                                                                                                     ------------
Rubber & Tyres -- 0.00%
Kelani Tyres                                                                              480                 $59
Largest tyre manufacturer in Sri Lanka
                                                                                                     ------------
Total Sri Lanka (identified cost, $5,091,198)                                                          $3,740,858
                                                                                                     ------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $115,330,197)                                                  $101,375,288

-----------------------------------------------------------------------------------------------------------------
Bonds -- 0.02%
-----------------------------------------------------------------------------------------------------------------
                                                                                    Principal
                                                                                       Amount
                                                                                 (000 omitted)              Value
-----------------------------------------------------------------------------------------------------------------
Flex Industries, 13.5%, 12/31/99 (3)                                                  $   836        $     23,336
Hotel Leela Venture Ltd. NCD 14%, 4/8/03 (3)                                               27                 680
                                                                                                     ------------
Total Bonds (at identified cost, $27,767)                                                            $     24,016
                                                                                                     ------------
Total Investments -- 97.57% (identified cost, $115,357,964)                                          $101,399,304
Other Assets, less Liabilities -- 2.43%                                                                 2,524,089
                                                                                                     ------------
Net Assets -- 100%                                                                                   $103,923,393
                                                                                                     ============

GDR-Global depository receipt
All security industry classifications and security descriptions are unaudited.

(1) Non-income producing security

(2) The above securities held by the Portfolio on December 31, 1996 are unrestricted securities valued at market prices. Because of the length of the registration process, the Portfolio would temporarily be unable to sell these securities.  At December 31, 1996, the aggregate value of these securities amounted to $16,262,137, representing 15.6% of the Portfolio's net assets (Note 5).

(3) Security valued using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements





Industry concentration -- Below are the top ten industry sectors represented in the Portfolio of investments. Unaudited
----------------------------------------------------------------------------------------------------------------
                                                                                      Percentage
                                                                                          of Net
Industry Sector                                                                           Assets           Value
----------------------------------------------------------------------------------------------------------------
Automotives                                                                                17.69%    $18,386,637
Telecommunications                                                                         13.14      13,656,312
Health & Personal Care Products                                                            12.61      13,109,001
Conglomerates                                                                              11.70      12,163,726
Banking                                                                                     9.19       9,659,528
Metals                                                                                      6.13       6,372,633
Energy Equipment & Services                                                                 5.80       6,026,152
Construction Materials                                                                      4.10       4,265,003
Chemicals                                                                                   3.18       3,303,298
Leisure & Tourism                                                                           2.95       3,068,965
----------------------------------------------------------------------------------------------------------------

Top Ten Holdings Unaudited
----------------------------------------------------------------------------------------------------------------
                                                                                      Percentage
                                                                                          of Net
Company                                        Industry Sector                            Assets          Value
----------------------------------------------------------------------------------------------------------------
Hindustan Lever Ltd.                           Health & Personal Care Products              5.95%     $6,182,177
Larsen & Toubro Ltd. (Common & GDR)            Conglomerate                                 5.85       6,075,810
Mahindra & Mahindra (Common & GDR)             Automotive                                   5.69       5,916,020
Tata Engineering & Locomotive GDR              Automotive                                   5.22       5,421,534
Videsh Sanchar Nigam Ltd.                      Telecommunications                           5.15       5,356,595
Mahanger Telephone Nigam Ltd.                  Telecommunications                           4.98       5,173,314
Thermax Limited                                Energy Equipment & Services                  4.97       5,162,087
Hindalco Industries Ltd. GDR                   Metals                                       4.80       4,986,562
Hoechst Marion Roussel Ltd.                    Health & Personal Care Products              4.19       4,357,820
State Bank of India (Common & GDR)             Banking                                      4.88       5,071,596

See notes to financial statements




South Asia Portfolio
Financial Statements


Statement of Assets and Liabilities
December 31, 1996

Assets:
Investments, at value (Note 1A) (identified cost, $115,357,964)                         $ 101,399,304
Cash                                                                                              152
Foreign currency, at value (identified cost, $2,101,337)                                    2,098,244
Receivable for investments sold                                                             1,698,410
Dividends and interest receivable                                                             319,018
Tax reclaim receivable                                                                          2,593
Deferred organization expenses (Note 1C)                                                       40,251
                                                                                        -------------
Total assets                                                                            $ 105,557,972

Liabilities:
Payable for investments purchased                                       $   1,446,048
Demand note payable (Note 6)                                                  108,000
Payable to affiliates --
Trustees' fees                                                                  1,182
Accrued expenses and other liabilities                                         79,349
                                                                        -------------
Total liabilities                                                                           1,634,579
                                                                                        -------------
Net Assets applicable to investors' interest in Portfolio                               $ 103,923,393
                                                                                        =============
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals                                 $ 117,891,774
Net unrealized depreciation of investments and foreign currency
(computed on the basis of identified cost)                                                (13,968,381)
                                                                                        -------------
Total                                                                                   $ 103,923,393
                                                                                        =============

See notes to financial statements





Statement of Operations
For the Year Ended December 31, 1996

Investment Income:
Income --
Dividends (net of foreign taxes, $281,888)                                   $   1,256,860
Interest                                                                             3,600
                                                                             -------------
Total income                                                                     1,260,460

Expenses --
Investment adviser fee (Note 2)                            $     807,758
Administration fee (Note 2)                                      269,055
Compensation of Trustees not members of the
Investment Adviser's or Administrator's organization              15,501
Custodian fee (Note 1G)                                          461,267
Legal and accounting services                                     43,398
Amortization of organization expenses (Note 1C)                   17,642
Miscellaneous                                                      9,947
                                                           -------------
Total expenses                                             $   1,624,568
Deduct reduction of custodian fee (Note 1G)                      245,698
                                                           -------------
Net expenses                                                                     1,378,870
                                                                             -------------
Net investment loss                                                          $    (118,410)
                                                                             -------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss --
Investments (identified cost basis)                        $  (5,881,693)
Foreign currency                                              (1,801,214)
                                                           -------------
Net realized loss                                                            $  (7,682,907)
Change in unrealized appreciation (depreciation) --
Investments (identified cost basis)                        $    (377,405)
Foreign currency                                                  32,176
                                                           -------------
Net unrealized depreciation                                                       (345,229)
                                                                             -------------
Net realized and unrealized loss                                             $  (8,028,136)
                                                                             -------------
Net decrease in net assets from operations                                   $  (8,146,546)
                                                                             =============

See notes to financial statements





Statement of Cash Flows
For the Year Ended December 31, 1996

Increase (Decrease) in Cash:
Cash Flows From (For) Operating Activities --
Purchase of investments                                                      $ (119,995,774)
Proceeds from sale of investments                                                44,965,134
Dividends, interest and tax reclaims received                                     1,087,107
Operating expenses paid                                                          (1,350,259)
Foreign currency transactions                                                    (2,236,422)
                                                                             --------------
Net cash used for operating activities                                       $  (77,530,214)
                                                                             --------------
Cash Flows From (For) Financing Activities --
Proceeds from capital contributions                                           $ 130,235,008
Payments for capital withdrawals                                                (55,600,406)
Demand notes payable                                                                108,000
                                                                             --------------
Net cash provided from financing activities                                   $  74,742,602
                                                                             --------------
Net decrease in cash                                                          $  (2,787,612)

Cash at Beginning of Period                                                       2,787,764
                                                                             --------------
Cash at End of Period                                                         $         152
                                                                             ==============
Reconciliation of Net Increase in Net Assets From
Operations to Net Cash From Operating Activities:
Net decrease in net assets from operations                                   $   (8,146,546)
Increase in receivable for investments sold                                      (1,203,678)
Increase in foreign currency                                                       (467,384)
Increase in dividends and interest receivable                                      (170,760)
Increase in tax reclaim receivable                                                   (2,593)
Decrease in deferred organization expenses                                           17,642
Increase in payable to affiliate                                                      1,182
Increase in accrued expenses and other liabilities                                    9,787
Increase in payable for investments purchased                                       200,899
Net increase in investments                                                     (67,768,763)
                                                                             --------------
Net cash used for operating activities                                       $  (77,530,214)
                                                                             ==============

See notes to financial statements





Statements of Changes in Net Assets
                                                                  Year Ended December 31,
                                                           ------------------------------------
                                                                 1996                1995
                                                            -------------       -------------
Increase (Decrease) in Net Assets:
From operations --
Net investment loss                                         $    (118,410)      $     (78,834)
Net realized loss on investments and foreign currency          (7,682,907)         (7,522,747)
Change in unrealized depreciation                                (345,229)         (9,895,389)
                                                            -------------      --------------
Decrease in net assets from operations                      $  (8,146,546)     $  (17,496,970)
                                                            -------------      --------------
Capital transactions --
Contributions                                               $ 130,235,008       $  22,408,418
Withdrawals                                                   (55,600,406)        (24,329,701)
                                                            -------------      --------------
Increase (Decrease) in net assets resulting
from capital transactions                                   $  74,634,602      $   (1,921,283)
                                                            -------------      --------------
Net increase (decrease) in net assets                       $  66,488,056      $  (19,418,253)

Net Assets:
At beginning of year                                           37,435,337          56,853,590
                                                            -------------      --------------
At end of year                                              $ 103,923,393       $  37,435,337
                                                            =============      ==============



Supplementary Data
                                                                   Year Ended December 31,
                                                       -------------------------------------------
                                                           1996           1995              1994*
                                                       ----------      ----------       ----------
Ratios (as a percentage of average daily net assets):
Expenses (1)                                              1.51%           1.76%             1.16%+
Expenses after custodian fee reduction (1)                1.28%           1.35%               --
Net investment income (loss)                             (0.11%)         (0.18%)            0.01%+
Portfolio Turnover                                          46%             38%                1%

Average commission rate (2)                            $0.0496

  + Annualized.

  * For the period from the start of business, May 2, 1994, to December 31, 1994.

(1) The expense ratios for the years ended December 31, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers.
    The expense ratios for the period ended December 31, 1994 have not been adjusted to reflect this change.

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See notes to financial statements




Notes to Financial Statements

(1) Significant Accounting Policies

South Asia Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Federal Taxes -- The Portfolio is treated as a partnership for U.S. Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the U.S. Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

D. Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

E. Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

F. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the statement of operations.

H. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1996, the annualized adviser fee was 0.75% of average net assets and amounted to $807,758. In addition, an administration fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1996, the administration fee was 0.25% (annualized) of average net assets and amounted to $269,055. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

Certain of the officers and Trustees of the Portfolio are officers or trustees of the above organizations.

(3) Investment Transactions

For the year ended December 31, 1996, purchases and sales of investments, other than short-term obligations, aggregated
$120,196,673 and $46,168,812 respectively.

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                  $115,533,233
                                               =============
Gross unrealized appreciation                   $  6,615,291
Gross unrealized depreciation                    (20,573,951)
                                               -------------
Net unrealized depreciation                    $ (13,958,660)
                                               =============

(5) Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(6) Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1996.



Independent Auditor's Report

The Trustees and Investors of South Asia Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of South Asia Portfolio as of December 31, 1996, the related statements of operations and cash flows for the year then ended and the statement of changes in net assets for the two years ended December 31, 1996 and 1995 and the supplementary data for the two years ended December 31, 1996 and 1995 and the period from the start of business, May 2, 1994, to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of South Asia Portfolio at December 31, 1996, the results of its operations, its cash flows, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                           DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 7, 1997



Investment Management

EV Traditional
Greater India Fund
----------------

Officers

James B. Hawkes
President, Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

South Asia
Portfolio
----------

Officers

Hon. Robert Lloyd George
President, Trustee

James B. Hawkes
Vice President, Trustee

Scobie Dickinson Ward
Vice President, Assistant Secretary and
Assistant Treasurer

William Walter Raleigh Kerr
Vice President, Secretary and
Assistant Treasurer

James L. O'Connor
Vice President and Treasurer

Thomas Otis
Vice President and Assistant Secretary

Trustees

Hon. Edward K.Y. Chen
Professor and Director, Center for Asian Studies,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation



Sponsor and Manager of
EV Traditional Greater India Fund
Administrator of South Asia Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Adviser of South Asia Portfolio
Lloyd George Management
(Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 02205-1537

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV Traditional Greater India Fund
24 Federal Street
Boston, MA 02110             T-GISRC-3/97